EXHIBIT 10.44

                              AMENDMENT TO GUARANTY


      This Amendment to the Guaranty (the "Guaranty") of certain obligations of FOHP, Inc. (the "Obligor") to First Option Health Plan of New Jersey, Inc. (the "Beneficiary") furnished by Entity (the "Guarantor"), is made as of December 6, 1996.

                                    RECITALS

      WHEREAS, the term of the Guaranty is to expire January 1, 1997;

      WHEREAS, each of the Guarantor, Obligor and Beneficiary believes it to be in its best interest that the term of the Guaranty be extended until the earlier of (i) the close of the Securities Purchase Agreement dated October 24, 1996 among the Obligor, the Beneficiary and Health Systems International, Inc., or
(ii) March 31, 1997; and

      WHEREAS, in consideration for the extension of the term of the Guaranty, the Obligor will pay $100 to the Guarantor.

      NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and undertakings hereunder and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. DEFINITIONS. Capitalized terms used herein without definition are used as defined in the Guaranty.

      2. AMENDMENTS. Section 3.1 of the Guaranty is hereby deleted in its entirety and the following provision shall be substituted therefor;

          Section 3.1 TERM OF THE GUARANTY. The Guarantor's liability under this Guaranty shall continue until the earlier of (i) the close of the Securities Purchase Agreement dated October 24, 1996 among the Obligor, the Beneficiary and Health Systems International, Inc., or
          (ii) March 31, 1997.

      3. CONSIDERATION. As consideration for the Guarantor extending the term of the Guaranty as provided for herein, the Obligor hereby agrees to pay One Hundred and 00/100 ($100.00) Dollars to the Guarantor.



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                                                                        Page Two




      IN WITNESS WHEREOF, the parties hereto executed this Amendment to the Guaranty or caused this Amendment to the Guranty to be executed by their duly authorized corporate officers as of the day and year first above written.

                                                 THE GUARANTOR:



                                             BY:
                                                ----------------------------
                                                (FIELD) Institution Name


                                                THE OBLIGOR:



                                             BY:
                                                ----------------------------
                                                Donald Parisi
                                                Senior Vice President,
                                                Secretary and General Counsel

                          SECOND AMENDMENT TO GUARANTY


      This Second Amendment to the Guaranty (the "Guaranty") of certain obligations of FOHP, Inc. (the "Obligor") to First Option Health Plan of New Jersey, Inc. (the "Beneficiary") furnished by Entity (the "Guarantor"), is made as of March 12, 1997.

                                    RECITALS

      WHEREAS, the term of the Guaranty, as previously amended, is to expire on March 31, 1997;

      WHEREAS, each of the Guarantor, Obligor and Beneficiary believes it to be in its best interest that the term of the Guaranty be extended until the earlier of (i) the close of the Amended and Restated Securities Purchase Agreement dated February 10, 1997 among the Obligor, the Beneficiary and Health Systems International, Inc., or (ii) April 30, 1997; and

      WHEREAS, in consideration for the extension of the term of the Guaranty, the Obligor will pay $33 to the Guarantor.

      NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and undertakings hereunder and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. DEFINITIONS. Capitalized terms used herein without definition are used as defined in the Guaranty.

      2. AMENDMENTS. Section 3.1 of the Guaranty is hereby deleted in its entirety and the following provision shall be substituted therefor;

          Section 3.1 TERM OF THE GUARANTY. The Guarantor's liability under this Guaranty shall continue until the earlier of (i) the close of the Amended and Restated Securities Purchase Agreement dated February 10, 1997 among the Obligor, the Beneficiary and Health Systems International, Inc., or (ii) April 30, 1997.

      3. CONSIDERATION. As consideration for the Guarantor extending the term of the Guaranty as provided for herein, the Obligor hereby agrees to pay thirty-three and 00/100 ($33.00) Dollars to the Guarantor.

                                                                        Page Two




      IN WITNESS WHEREOF, the parties hereto executed this Second Amendment to the Guaranty or caused this Second Amendment to the Guaranty to be executed by their duly authorized corporate officers as of the day and year first above written.

                                                     THE GUARANTOR:



                                               BY:
                                                  -----------------------------
                                                  Field Institution Name


                                                  THE OBLIGOR:



                                               BY:
                                                  -----------------------------
                                                  Donald Parisi
                                                  Acting President and CEO